UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of Earliest Event Reported):
April 29, 2022
Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction

A.2 below):
☐

Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities

Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2

of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 7.01. – Regulation FD Disclosure.
On April

29, 2022,

Cal-Maine Foods,

Inc. (the

“Company”) will

be participating

in the

25th Annual

Burkenroad Investment
Conference hosted

by Tulane

University’s

Freeman School

of Business

on Friday,

April 29,

2022, at

The Westin

Hotel Canal
Place, New Orleans, Louisiana.
The

presentation

by

Dolph

Baker,

chairman

and

chief

executive

officer,

and

Max

Bowman,

vice

president

and

chief
financial officer, will begin at approximately 10:00 a.m. Central Time on Friday, April 29, 2022. A supporting slide presentation
will be available on the investor relations section of the Company’s website at http://www.calmainefoods.com/investors/events-
and-presentations.

The

event

is

free

and

open

to

the

public.

To

see

the

conference

agenda

and

register,

please

go

to
www.burkenroad.org.
In accordance with General Instruction B.2 of

Form 8-K, the information in this

Item 7.01 of this Current Report on

Form 8-K,
including Exhibit 99.1 hereto, which are furnished herewith pursuant to and relate to this Item 7.01, shall not be

deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities

of Section

18 of

the Exchange

Act. The

information in

this Item

7.01 of

this Current

Report on

Form 8-K

and
Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC
pursuant to the

Securities Act of

1933, as amended,

the rules and

regulations of the

SEC thereunder,

the Exchange Act,

or the
rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference to this Form 8-K in such
filing or document.

Item 9.01 – Financial Statements and Exhibits
(d)

Exhibits
Exhibit
Number Description
99.1
Investor Presentation
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements for the Securities Exchange

Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: April 29, 2022
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer